Fourth Quarter 2016 EarningsNASDAQ Global Select Market: UBNK Create Your Balance

2NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. Forward Looking Statements

3NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4NASDAQ: UBNK Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Commercial Banking Overview 11 Shared Services 12 Financial Highlights 13

5NASDAQ: UBNK Branch Network 3rd largest public bank headquartered in CT with $6.6 billion in assets 53 Branches located in Central CT and Western MA #4 market share in combined Hartford / Springfield MSA $85 million in average deposits per branch (6/30/16 Branch level reporting)

6NASDAQ: UBNK Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Markets Population Population35-54 Average HHI Median Age Hartford MSA 1,209,666 314,305 99,183 41 Springfield MSA 634,548 150,871 74,794 38 Worcester MSA 941,096 252,449 90,066 40 New Haven County 857,654 222,167 88,804 40 Fairfield County 954,291 261,415 140,792 40 Total 4,597,255 1,201,207 100,236 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population Main Operational Markets Opportunity Markets

Management Team and Ownership

Name	Title/Function	Years in Industry/ Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer	28/6	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	13/6	FDIC, Fitch Ratings, Alliance Berstein
Dena M. Hall	Chief Marketing Officer	20/12	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resources Officer	33/3	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	29/11	National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	26/4	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	31/3	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	31/1	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	25/5	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 537,076 shares of stock and options*
- UBNK management owns 1,291,501 shares of stock and options*
- UBNK and United Bank Directors own 1,072,005 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/15.

united financial bancorp, inc.

NASDAQ: UBNK

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8NASDAQ: UBNK Four Key Objectives Objective Progress 1. Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) FY 2016 loans and deposits increased similarly at 6.0%; (b) FY 2016 DDA growth 8.0%; (c) FY 2016 capital growth 5% 2. Re-Mix cash flows into higher yielding risk adjusted return on assets with lower funding costs relative to peers. (a) FY2016, improved NIM stability compared to FY 2015; (b) growth focused on OOCRE, C&I, and consumer, less emphasis on Investor CRE & residential real estate 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) Non-Interest Expense/ Average Assets (NIE/AA) at 2.05% in 4Q16; while making strategic stair step investment in Information Technology & Project Management 4. Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) Q4 2016 record revenue, record EPS; (b) TBV/share declined 0.7% due to higher rates; (b) increased core banking fees in 2016 versus 2015

9NASDAQ: UBNK Consumer Banking Consumer Loan Detail as of 12/31/2016 Construction 3% Home equity 27% Other consumer 11% Residential 59% Diverse products designed to meet the needs of our consumer customers. Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth • Mortgage Sales team originated $631.5 million of residential mortgage loans in 2016. Participate in secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships with growth in Home Equity and lines of credit. • United Northeast Financial Advisors serving over 50 banking offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine division. ($1.96 Bn, or 40% of loans)

10NASDAQ: UBNK Wholesale Banking Commercial Loan Detail as of 12/31/2016 Construction 3% Owner-Occupied CRE 14% C&I 25% Investor CRE 58% Robust offering of products to support commercial customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking group: Commercial Lending team across various divisions and areas of expertise. • Cash Management and Municipal Banking team focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate team focused on growing Owner-Occupied CRE portfolio, includes Regional CRE program which expands throughout the Northeast and Mid Atlantic. • Business Banking group focused on growing C&I loans and core deposits. ($2.95 Bn, or 60% of loans)

11NASDAQ: UBNK Commercial Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,804 Million C&I & Owner Occupied CRE by Industry $1,141 Million

12NASDAQ: UBNK Shared Services In addition to a strong and seasoned leadership team, the Company has recruited, retained and developed deeply talented teams across the organization Significant investment in Information Technology resources to provide leadership for effective strategic and tactical planning in the use of technology. Implementing the use of leading edge development methodologies and feedback loops. Experienced Enterprise Risk and Credit Risk areas that maintain a strong, consistent culture of risk discipline. Support profitable business results using vigilance, agility, and expertise. Strong recruiting, retention and talent development via Human Capital division. Focus on defining, attracting, and developing the right mix of critical talent to support and grow the businesses. Deep Finance group with talent recruited from a large and diversified set of institutions. Provide decision support for strategic and operational goals using key business drivers and parameters that impact future profit and revenue growth. Experienced and talented Tax team driving profitable tax credit investments.

13NASDAQ: UBNK Financial Highlights

14NASDAQ: UBNK Fourth Quarter Walk (Dollars in thousands) GAAP Net Income Non-GAAP Net Income Actual Third Quarter 2016 $ 14,159 $ 14,124 Loan Interest Income 501 326 Fee Income (370) (370) Investment Income 154 154 Interest Expense (142) 9 Net Interest Income 143 119 Provision 407 407 Net Interest Income after Provision 550 526 Service Charges and Fees (146) (146) Security Gains/Losses 46 — Gains/Losses on Limited Partnerships 145 145 Other 1,002 1,072 Non-Interest Income 1,047 1,071 Salaries and Benefits (978) (910) Service Bureau Fees 193 193 Occupancy Expense (76) (74) Professional Fees 101 101 Marketing (122) (122) FDIC 46 46 Other (221) (237) Total Operating Expense (1,057) (1,003) Taxes (149) (168) Total Change 391 426 Actual Fourth Quarter 2016 $ 14,550 $ 14,550

15NASDAQ: UBNK Tangible Book Value per Share Walk

16NASDAQ: UBNK Forecast Actual Q3 2016 Actual Q4 2016 Actual FY 2016 FY 2017 Tax Equivalent Net Interest Margin 2.98% 2.96% 2.99% 3.00% Loan Growth (1.0%)* 15.3% 6.2% high single digit Provision / Average Gross Loans 0.31%* 0.28%* 0.29% 0.30% Non-Interest Income Run Rate $31.6 million* $35.7 million* $30.1 million $32 - 34 million Non-Interest Expense Run Rate $128.9 million* $133.2 million* $134.0 million $138 - 140 million Effective Tax Rate (YTD) 8.4% 7.6% 7.6% 13% *Note: Loan Growth, Provision/Average Gross Loans, Fee Income and NIE calculations are annualized.

17NASDAQ: UBNK NIE/Average Assets/FTE Employees

Balance Sheet Trends

Balance Sheet ($ in thousands)	4Q2016	3Q2016	2Q2016	1Q2016	4Q2015	QoQ 4Q16 vs 3Q16 $ Change	QoQ 4Q16 vs 3Q16 % Change	YoY 4Q16 vs 4Q15 $ Change	YoY 4Q16 vs 4Q15 % Change
ASSETS									
Cash and cash equivalents	$ 90,944	$ 214,246	$ 97,441	$ 87,234	$ 95,176	$ (123,302)	(57.6)%	$ (4,232)	(4.4)%
Securities	1,057,449	1,066,601	1,087,748	1,104,932	1,073,734	(9,152)	(0.9)	(16,285)	(1.5)
Loans held for sale	62,517	83,321	30,558	7,560	10,136	(20,804)	(25.0)	52,381	516.8
Residential real estate	1,156,227	1,129,079	1,171,300	1,176,357	1,179,915	27,148	2.4	(23,688)	(2.0)
Home equity	536,772	479,390	460,058	446,515	431,282	57,382	12.0	105,490	24.5
Other consumer	209,393	213,830	211,065	217,725	233,064	(4,437)	(2.1)	(23,671)	(10.2)
Residential construction	53,934	52,476	49,338	42,205	41,084	1,458	2.8	12,850	31.3
Investor non-occupied CRE	1,705,319	1,702,701	1,675,821	1,648,321	1,673,248	2,618	0.2	32,071	1.9
Owner occupied CRE	416,718	392,168	384,324	376,511	322,084	24,550	6.3	94,634	29.4
Commercial business	724,557	660,676	671,687	614,235	603,332	63,881	9.7	121,225	20.1
Commercial construction (ADC)	98,794	90,380	107,302	128,007	129,922	8,414	9.3	(31,128)	(24.0)
Loans - net	4,870,552	4,689,834	4,702,337	4,621,988	4,587,062	180,718	3.9	283,490	6.2
Deferred tax asset, net	39,962	32,529	31,395	32,222	33,094	7,433	22.9	6,868	20.8
Premises and equipment, net	51,757	52,520	53,021	53,685	54,779	(763)	(1.5)	(3,022)	(5.5)
Intangible Assets	121,183	121,568	121,953	122,354	122,787	(385)	(0.3)	(1,604)	(1.3)
Cash surrender value of BOLI	167,823	126,948	126,734	125,920	125,101	40,875	32.2	42,722	34.2
Other Assets*	137,333	157,288	163,897	163,349	126,672	(19,955)	(12.7)	10,661	8.4
Total Assets	$ 6,599,520	$6,544,855	$6,415,084	$6,319,244	$6,228,541	$ 54,665	0.8 %	$ 370,979	6.0 %
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:									
Deposits:									
Non-interest-bearing	$ 708,050	$ 687,865	$ 673,624	$ 657,144	$ 657,718	$ 20,185	2.9 %	$ 50,332	7.7 %
Interest-bearing	4,003,122	4,007,606	3,781,717	3,876,901	3,779,353	(4,484)	(0.1)	223,769	5.9
Total Deposits	4,711,172	4,695,471	4,455,341	4,534,045	4,437,071	15,701	0.3	274,101	6.2
Mortgagors' and investor escrow accounts	13,354	9,045	14,040	9,696	13,526	4,309	47.6	(172)	(1.3)
FHLB advances and other borrowings	1,169,619	1,102,882	1,222,160	1,073,034	1,099,020	66,737	6.1	70,599	6.4
Accrued expenses and other liabilities	49,509	81,217	79,350	69,191	53,403	(31,708)	(39.0)	(3,894)	(7.3)
Total liabilities	5,943,654	5,888,615	5,770,891	5,685,966	5,603,020	55,039	0.9	340,634	6.1
Total stockholders' equity	655,866	656,240	644,193	633,278	625,521	(374)	(0.1)	30,345	4.9
Total liabilities and stockholders' equity	$ 6,599,520	$6,544,855	$6,415,084	$6,319,244	$6,228,541	$ 54,665	0.8 %	$ 370,979	6.0 %

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets

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NASDAQ: UBNK
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19NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2016Q4 2016Q3 Market Value $ 1,057 $ 1,067 Yield 3.18% 2.99% Average Rating AA AA MBS Portfolio $ 554 $ 572 Total Portfolio Duration (years) 3.6 3.0 Summary of Quarterly Securities Purchases 2016Q4 2016Q3 Average Yield 3.3% 3.68% Average Rating AA- AA Total Securities/Assets (%) 25.0 20.0 15.0 10.0 5.0 201 3Q 4 201 4Q 1 201 4Q 2 201 4Q 3 201 4Q 4 201 5Q 1 201 5Q 2 201 5Q 3 201 5Q 4 201 6Q 1 201 6Q 2 201 6Q 3 201 6Q 4 18.2 19.3 18.8 19.4 19.5 20.1 19.0 18.7 17.2 17.5 17.0 16.3 16.0 Investment Portfolio Summary (Total) December 31, 2016 Corp Debt: 7% Agency CMO: 17% Agency CCMO: 16% Agency CMBS: 3% CLO: 14% Muni: 22% FFELP: 1% Agency MBS: 17% Preferred: 3%

20NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2016Q4 2016Q3 2016Q2 2016Q1 2015Q4 Non-accrual loans $ 26,759 $ 25,983 $ 32,310 $ 29,285 $ 32,191 TDR - non-accruing 7,304 7,345 6,713 7,143 5,611 Total non-performing loans 34,063 33,328 39,023 36,428 37,802 OREO 1,890 2,792 702 659 755 Total non-performing assets $ 35,953 $ 36,120 $ 39,725 $ 37,087 $ 38,557 NPLs to total loans 0.69% 0.71% 0.82% 0.78% 0.82% NPAs to total assets 0.54% 0.55% 0.62% 0.59% 0.62% Net charge offs $ 1,641 $ 647 $ 1,163 $ 1,075 $ 724 Annualized NCOs to average loans 0.14% 0.05% 0.10% 0.09% 0.07% Allowance for loan losses to non-performing loans 125.64% 123.26% 97.28% 97.45% 89.64% Allowance for loan losses to total loans 0.87% 0.87% 0.80% 0.76% 0.73% Provision for loan losses (annualized)/Average Loans 0.28% 0.31% 0.31% 0.23% 0.35%

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Glastonbury**	**CT**	**UBNK**	**294%**	**37%**	**26%**	**(3)%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	264%	(10)%	26%	7%
Webster Financial Corporation	Waterbury	CT	WBS	158%	31%	20%	7%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	263%	78%	46%	19%
Independent Bank Corp.	Rockland	MA	INDB	307%	(21)%	59%	4%
Brookline Bancorp, Inc.	Boston	MA	BRKL	362%	26%	21%	(3)%
Century Bancorp, Inc.	Medford	MA	CNBKA	34%	(11)%	6%	—%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	318%	67%	34%	10%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	490%	(46)%	104%	22%
Camden National Corporation	Camden	ME	CAC	204%	50%	30%	16%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	305%	47%	20%	(24)%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	248%	25%	85%	13%
Community Bank System, Inc.	De Witt	NY	CBU	78%	(2)%	18%	1%
NBT Bancorp Inc.	Norwich	NY	NBTB	168%	(12)%	34%	10%
Sterling Bancorp	Montebello	NY	STL	266%	(1)%	16%	(10)%
			High	490%	78%	104%	22%
			Low	34%	(46)%	6%	(24)%
			Mean	247%	16%	37%	5%
			Median	263%	12%	28%	7%
			UBNK Ranking out of 15 (ascending):	***10***	***11***	***8***	***3***

NOTE: All financial data as of September 30, 2016
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

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NASDAQ: UBNK
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22NASDAQ: UBNK Deposit Composition Demand & NOW: 26% Regular Savings: 11% Money Market: 26% Time Deposits: 37% Demand & NOW: 23% Regular Savings: 11% Money Market: 27% Time Deposits: 39% Deposit Composition at December 31, 2016Deposit Composition at December 31, 2015 Total Deposits at 12/31/16: $4.71 billionTotal Deposits at 12/31/15: $4.44 billion

Non-GAAP Reconciliation

	Three Months Ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net Income (GAAP)	$ 14,550	$ 14,159	$ 9,058	$ 11,894	$ 9,902
Non-GAAP adjustments:					
Net interest income	(407)	(383)	35	(1,900)	(1,617)
Non-interest income	(94)	(118)	(367)	(1,452)	(519)
Non-interest expense	501	447	1,814	1,893	3,586
Related income tax (benefit) expense	—	19	(518)	511	(65)
Net adjustment	—	(35)	964	(948)	1,385
Total non-GAAP net income	$ 14,550	$ 14,124	$ 10,022	$ 10,946	$ 11,287
Net interest income (GAAP)	$ 43,172	$ 43,029	$ 41,496	$ 43,402	$ 40,693
Non-GAAP Adjustments:					
Impact from purchase accounting fair value marks:					
Accretion of loan mark	228	403	835	(1,094)	(718)
Accretion of deposit mark	(259)	(359)	(359)	(359)	(444)
Accretion of borrowings mark	(376)	(427)	(441)	(447)	(455)
Net adjustment	(407)	(383)	35	(1,900)	(1,617)
Total non-GAAP net interest income	$ 42,765	$ 42,646	$ 41,531	$ 41,502	$ 39,076
Non-interest income (GAAP)	$ 8,936	$ 7,889	$ 6,532	$ 6,727	$ 8,463
Non-GAAP adjustments:					
Net gain on sales of securities	(94)	(48)	(367)	(1,452)	(300)
BOLI claim benefit	—	(70)	—	—	(219)
Net adjustment	(94)	(118)	(367)	(1,452)	(519)
Total non-GAAP non-interest income	8,842	7,771	6,165	5,275	7,944
Total non-GAAP net interest income	42,765	42,646	41,531	41,502	39,076
Total non-GAAP revenue	$ 51,607	$ 50,417	$ 47,696	$ 46,777	$ 47,020

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NASDAQ: UBNK
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Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Non-interest expense (GAAP)	$ 33,293	$ 32,236	$ 34,681	$ 33,763	$ 35,305
Non-GAAP adjustments:					
Merger related expense	—	—	—	—	(1,575)
Core deposit intangible amortization expense	(385)	(385)	(401)	(433)	(433)
Loan portfolio acquisition fees	—	—	—	—	(1,572)
Effect of position eliminations	(107)	(55)	(1,403)	—	—
Effect of branch lease termination agreement	—	—	—	—	—
Amortization of fixed asset fair value mark	(9)	(7)	(10)	(6)	(6)
FHLBB prepayment penalties	—	—	—	(1,454)	—
Net adjustment	(501)	(447)	(1,814)	(1,893)	(3,586)
Total non-GAAP non-interest expense	$ 32,792	$ 31,789	$ 32,867	$ 31,870	$ 31,719
Total loans	$ 4,901,714	$ 4,720,700	$ 4,730,895	$ 4,649,876	$ 4,613,931
Non-covered loans (1)	(744,763)	(721,763)	(1,259,285)	(1,334,303)	(1,448,435)
Total covered loans	$ 4,156,951	$ 3,998,937	$ 3,471,610	$ 3,315,573	$ 3,165,496
Allowance for loan losses	$ 42,798	$ 41,080	$ 37,961	$ 35,500	$ 33,887
Allowance for loan losses to total loans	0.87%	0.87%	0.80%	0.76%	0.73%
Allowance for loan losses to total covered loans	1.03%	1.03%	1.09%	1.07%	1.07%

(1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.

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NASDAQ: UBNK

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